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                                                                  EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement relating to 30,000 shares of Class A Common Stock of The Reynolds and Reynolds Company on Form S-8, of our report dated November 13, 2001 appearing in the Annual Report on Form 10-K of The Reynolds and Reynolds Company for the year ended September 30, 2001.


DELOITTE & TOUCHE LLP

Dayton, Ohio
April 16, 2002